UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): October 4, 2006

MODERN TECHNOLOGY CORP.

(Exact name of registrant as specified in charter)

NEVADA                         002-80891                         11-2620387

                                                      (State or other jurisdiction            (Commission                       (IRS Employer

                                                            of incorporation)                  File Number)                    Identification No.)

1739 University Ave. #339, Oxford MS 38655

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (601) 213-3629

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01 Other Events
          ---------------------------------------------

On October 4, 2006, the Company announced that Mr. Anthony Welch was interviewed by the Wall Street Network in regards to its recent Letter of Intent to acquire the Boveran cancer detection system, announced October 3, 2006. To hear the entire interview, visit www.wallst.net . "Interviews/Podcasts".

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Attached hereto as Exhibit 99.1 is the Press Release announcing the interview.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN TECHNOLOGY CORP.

Date:       October 4, 2006

                                                                                                                           Anthony K. Welch, CEO